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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------



                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 27, 2002




                               GENSYM CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                0-27696                              04-2932756
     ----------------------------                   -------------                       -------------------
     (State or Other Jurisdiction                    (Commission                          (IRS Employer
           of Incorporation)                        File Numbers)                       Identification No.)

    52 Second Avenue, Burlington, Massachusetts                   01803
    -------------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)


                                 (781) 265-7100
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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     Gensym Corporation ("Gensym" or the "Company") hereby amends its Current
Report on Form 8-K originally filed with the Securities and Exchange Commission on April 3, 2002 in order to clarify that a reportable event, as defined by Item 304(a)(1)(v)(A) of Regulation S-K, had occurred and to include additional disclosure regarding the reportable event.

Item 4.  Changes in Registrant's Certifying Accountant.

     The Audit Committee of the Board of Directors of Gensym annually considers and recommends to the Board the selection of Gensym's independent public accountants. As recommended by Gensym's Audit Committee, Gensym's Board of Directors on March 27, 2002 decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants. As previously disclosed by the Company pursuant to a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2002, PricewaterhouseCoopers LLP subsequently was engaged to act as the Company's independent public accountants.

     Arthur Andersen's audit report on the Company's consolidated financial statements for the fiscal year ended December 31, 2000 contained an explanatory paragraph regarding the Company's ability to continue as a going concern. Except as stated above, Arthur Andersen's audit reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to no longer engage Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its audit reports on the Company's consolidated financial statements for such years.

     During the Company's two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to no longer engage Arthur Andersen, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that in connection with its work on the Company's consolidated financial statements for the fiscal year ended December 31, 2001, Arthur Andersen noted what it considered to be deficiencies in the design and implementation of the Company's internal financial controls relating to the financial closing and review process, the consolidation process, foreign operations and control, reconciliation of sub-ledgers and trial balances to the general ledger, and account analysis supporting recorded amounts. Arthur Andersen has advised the Company that the noted deficiencies constituted a reportable event under Item 304(a)(1)(v)(A) of Regulation S-K. The Company's Audit Committee discussed the subject matter of the foregoing reportable event with Arthur Andersen. Additionally, the Company has authorized Arthur Andersen to respond fully to inquiries of PricewaterhouseCoopers LLP concerning the subject matter of the foregoing reportable event.

     The Company is in the process of updating existing and implementing new internal control policies and procedures in response to the issues raised by Arthur Andersen.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

         Exhibit No.                Description
         -----------                -----------

              16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 16, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2002                            GENSYM CORPORATION


                                              By: /s/ JOHN M. BELCHERS
                                                  ------------------------------
                                              Name:  John M. Belchers
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

              16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 16, 2002